PROFILE TECHNOLOGIES, INC.
                               1077 Northern Blvd.
                                Roslyn, NY 11576




                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 16, 1998



     THE ANNUAL MEETING of Shareholders of Profile Technologies, Inc. (the "Company") will be held at 9:00 a.m. on Monday, November 16, 1998, at the Omni Berkshire Place Hotel, 21 East 52nd Street, New York, New York 10022 for the following purposes:

     1. To elect a Board of Directors consisting of six persons to serve a term of one year (until the next annual Shareholder's Meeting) or until their respective successors are elected and have been qualified;

     2. To consider and vote upon a proposal to ratify and approve the Company=s 1999 Stock Plan;

     3. To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

     The Board of Directors has fixed October 13, 1998, as the record date for determining the shareholders of the Company entitled to notice of and to vote at the meeting and any adjournment of the meeting. The transfer books for the Company will not be closed, but only common stock shareholders of the Company of record at the close of business on the record date will be entitled to notice of and to vote at the meeting or any adjournment thereof.

     SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THIS MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING AND WILL ASSURE THAT YOUR SHARES ARE VOTED IF YOU ARE UNABLE TO ATTEND.


                                       BY ORDER OF THE BOARD OF DIRECTORS


October 14, 1998

                                       Henry Gemino
                                       Chief Operating Officer

                           PROFILE TECHNOLOGIES, INC.
                               1077 Northern Blvd.
                               Roslyn, N.Y. 11576


               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                         To be held on November 16, 1998



                                  INTRODUCTION

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of Profile Technologies, Inc., a Delaware corporation (the "Company"), to be voted at the Annual Meeting of Shareholders to be held at the Omni Berkshire Place Hotel, 21 East 52nd Street, New York, New York 10022 at 9:00 a.m. on November 16, 1998 and at any and all adjournments of the meeting. The enclosed materials will be mailed to Shareholders on or about October 14, 1998.

     The matters listed below will be considered and voted upon at the meeting:

     1. To elect a Board of Directors consisting of six persons to serve a term of one year (until the next annual Shareholder's Meeting) or until their respective successors are elected and have been qualified;

     2. To consider and vote upon a proposal to ratify and approve the Company=s 1999 Stock Plan;

     3. To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

     Shares of common stock as to which Proxies have been executed will be voted as specified in the Proxies. If no specifications are made, the shares will be voted "For" Management's nominees for Director, "For" proposal (2) and will be voted at the discretion of the proxy with respect to other matters which may properly come before the meeting pursuant to item 3 above. A Proxy may be revoked at any time before it is voted by filing with the Secretary of the Company either a written revocation or a duly executed Proxy bearing a later date. Additionally, attendance at the meeting and voting shares in person will revoke any prior proxy relating to such shares.

     The presence, in person or by proxy, of the holders of a majority of the outstanding Common Stock of the Company is necessary to constitute a quorum at the meeting. Votes cast by proxy or in person at the Annual Meeting will be counted by a person appointed by the Company to act as the election inspector for the meeting. The election inspector will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

     All of the officers and directors and their affiliates (who own in the aggregate approximately 1,240,000 of the shares outstanding) have informed the Company that they intend to vote in favor of each of the matters set forth herein.

                                VOTING SECURITIES

     The total number of outstanding shares of the Company's $.001 par value Common Stock entitled to vote at the meeting, based upon the shares of record at the close of business on October 13, 1998 (the "Record Date") is 4,273,846. As of the Record Date, the only outstanding voting securities of the Company were shares of Common Stock, each of which is entitled to one vote on each matter to come before the meeting.


                                   PROPOSAL 1
                                   ----------

                              ELECTION OF DIRECTORS

     The current Board of Directors of the Company consists of Gale D. Burnett, Henry Gemino, G.L. Scott, John Tsungfen Kuo, Murphy Evans and Allen G. Reeves. Each of these persons has agreed to be renominated to stand for election to the position of director at the annual shareholders meeting. If one or more of the nominees is unable to serve or for good cause will not serve at the time of the meeting, the shares represented by the proxies solicited by the Board of Directors will be voted for the other nominees and for any substitute nominee(s) designated by the Board of Directors. A quorum being present, a favorable vote of a majority of shares present and voting, either in person or by proxy, is required for the election of any Director. Under applicable Delaware law, in tabulating the vote, abstentions and broker non-votes will be disregarded and will have no effect on the outcome of the vote. The Company currently has a standing audit committee of its Board of Directors consisting of Murphy Evans, Allen G. Reeves and Henry Gemino. The Company has no compensation committee. During the year ended June 30, 1998, the Company's Board of Directors held 4 meetings. All persons who were directors during the year ended June 30, 1998 attended all of the meetings held.

     Nominees for Election to the Board of Directors:

                             PRINCIPAL                       DIRECTOR
    NAME                    OCCUPATION                        SINCE
    ----                    ----------                        -----

G.L. Scott                Chief Executive Officer             1988
                          Chairman of the Board

                             PRINCIPAL                       DIRECTOR
    NAME                    OCCUPATION                        SINCE
    ----                    ----------                        -----

Gale D. Burnett           President, Director                 1988

Henry Gemino              Executive Vice President,           1988
                          Chief Operating Officer,
                          Chief Financial Officer,
                          Secretary, Director

Murphy Evans              President,                          1995
                          L & S Holding Company

John Tsungfen Kuo         Professor Emeritus -                1995
                          Columbia University

Allen G. Reeves           Attorney                            1997


     Set forth below is information regarding the directors as well as all nominees for director:

     G.L. Scott. Mr. Scott, since 1988, has been Chairman of the Board of Profile Technologies, Inc. From 1984 to the present, he has been Ranch Manager of the GX2 Ranch in Rogue River, Oregon. From 1978 to 1984 Mr. Scott was Chief Executive Officer and later Chairman of the Board of NORPAC Exploration Services, Inc. of Denver, Colorado. While involved with NORPAC, he facilitated the merger of several oil service companies into a conglomerate that included oil exploration, drilling, data sales and brokerage, tape reproduction and data storage. NORPAC went public in 1981 and was acquired by a subsidiary of Texas Eastern Pipeline Co., in 1984.

     Gale D. Burnett. Mr. Burnett has spent approximately 30 years in the computer and high technology manufacturing industry. He participated at high level engineering or management positions in seven different IBM compatible disk projects, including employment between 1962 and 1980 with IBM, Memorex, Caelus Memories, Telex and Storage Technology Corporation, Inc. In 1980 he founded Advanced Monitoring Systems, Inc., a public Company that developed a computerized pipeline testing tool. Since 1987, he has been founder and President of Profile Technologies, Inc., and continues his research and development of the Company's products and technology.

     Henry Gemino. Mr. Gemino has been involved in the stock brokerage and money management industries for 15 years. Over this period he has been a Vice President at Oppenheimer Co., Drexel Burnham and Bear Stearns & Co. in New York. From 1980 to 1991 he was President of H. Edmund Associates, where he directed all money management, venture capital and investment banking operations. From 1988 to the present, he has been a co-founder and executive Vice President of Profile Technologies, Inc.

     Murphy Evans. Mr. Evans is President of L & S Holding Co., a family owned holding company that is engaged in several different businesses. Mr. Evans received a AB degree in history from Princeton University in 1954 and an MBA degree from the Harvard Graduate School of Business Administration in 1958.

     John Tsungfen Kuo, Ph.D., Sc.D. Dr. Kuo has been a director of and consultant to the Company since 1995. Dr. Kuo is currently the Ewing and Worzel professor emeritus at Columbia University and is an expert in acoustic, elastic, hydrodynamics, and electromagnetic wave propogation. Born in China, Dr. Kuo immigrated to the United States in 1949 and became a naturalized United States citizen in 1967. He received a BS degree in Geology, Physics and Mathematics from the University of Redlands in 1952 and an honorary Sc.D. from the same school in 1978. He received an MS degree in Geophysics from the California Institute of Technology in 1954 and a Ph.D. in Geophysics from Stanford University in 1958. Among his teaching positions, he was professor from 1967-1983, Vinton professor from 1983-1985 and Ewing and Worzel professor from 1985-1992, all at Columbia University. He has been involved in numerous research projects involving various aspects of Geophysics for almost 40 years. He was the recipient of the Alexander Vin Humboldt award for Distinguished U.S. senior scientists from the Federal Republic of Germany in 1986. He was a distinguished senior scholar at the University of Cambridge, England from 1970-1971; visiting professor at the University of Texas in Austin from 1978-1979 as well as a visiting professor in 1978; adjunct professor 1992 -at Cornell University; and visiting professor at the Technical University of Clausthal in the Federal Republic of Germany in 1986-1987. He was also director of the Lamont-Doherty Earth Observatory's underground Geophysical observatory in Ogdensburg, New Jersey from 1967-1977. He is also associate life editor of Geophysics review (a publication of the American Geophysics Union) and a member of numerous other professional and scientific organizations.

     Allen G. Reeves. Mr. Reeves has been the Company's outside legal counsel since 1991. He received his BA degree from Colorado College in 1969 and his JD degree from the University of Colorado in 1972. He has been in private practice in Denver, Colorado for the last 23 years, specializing in securities law, corporate transactions and mergers and acquisitions.

     There are no family relationships among the directors. There are no arrangements or understandings between any directors and any other person pursuant to which that director was elected.

     The Company has no compensation, pension, profit sharing or similar plans in effect. It provides a medical reimbursement plan and medical insurance coverage to officers and may provide other benefits to officers and employees in the future. It also pays a director's fee to non-employee directors of $1,000 per month and to the Chairman of the Board of Directors, $2,000 per month. The Company also reimburses actual expenses incurred in attending Board meetings.

                                   PROPOSAL II
                                   -----------

                    TO RATIFY AND APPROVE THE 1999 STOCK PLAN

General
-------

     The Company's Board of Directors is submitting the 1999 Stock Plan (the APlan@) for shareholder adoption and approval at the Annual Meeting. The Plan sets aside 500,000 shares of the Company's Common Stock for the granting of options and awards to officers, employees, directors and outside consultants of the Company as an inducement to them to advance the Company=s interests and to remain involved with the affairs of the Company.

     The Plan is designed to satisfy the requirements for incentive stock option plans under the Economic Recovery Tax Act of 1981 as modified by the Tax Reform Act of 1986. Incentive stock options (i.e., qualified for favorable tax treatment) are options which the Board, acting through an employee-benefit plan committee, is authorized to grant to employees of the Company or any subsidiary. The Plan provides flexibility by also providing for non-qualified stock options, stock appreciation rights and stock grants that do not qualify for the favorable tax treatment that are available to incentive stock options.

     Shareholder approval is necessary to permit the Plan to qualify as an incentive stock option plan under applicable provisions of the Internal Revenue Code. The affirmative vote of the holders of a majority of the shares present at the meeting (in person or by proxy) is required for approval.

Principal Provisions of The Plan
--------------------------------

     The Plan grants authority to the Company's Board of Directors to grant options, awards, grants and other stock rights for up to 500,000 shares of the Company=s Common Stock to Directors, officers, eligible employees of the Company and its subsidiaries and outside consultants and advisors.

     The Board of Directors is authorized to appoint an employee Benefit Plan committee, which shall consist of not less than three members, which will have the discretion to determine from time to time the eligible optionees or recipients to whom options or other stock rights shall be granted, the amount of stock to be optioned to each, the time when such options or stock rights shall become exercisable, and the conditions, if any, which must be met before exercise. The price of the Common Stock offered to optionees may be set by the committee that grants the option but must be at least 100% of the fair market value of such stock on the date of grant. If at the time an incentive option is granted the optionee owns more than 10% of the total combined voting power of all classes of the Company's stock, or of the stock of an affiliate, the option price for any incentive stock option must be at least 110% of fair market value.

     For all options, the Plan provides that the committee that grants the option may determine the term of each option, which may not exceed ten years from the date of grant. If at the time an incentive option is granted, the optionee owns more than 10% of the total combined voting power of all classes of the Company=s stock, the term of the option may not exceed five years.

     An incentive option may not be exercised prior to the expiration of six months after its grant for up to 100% of the total shares included, except that the committee which granted the option may impose any restriction that it chooses on the time of exercise if the committee believes that such restrictions are in the best interests of the Company. No incentive stock option granted under the Plan may be exercised until all incentive stock options previously granted to the optionee (under the Plan or any former plan) to purchase shares of the Company or an affiliate have been exercised in full or have expired.

     No employee eligible to participate in the Plan shall be granted incentive Options to purchase Common Shares which are exercisable during any one calendar year to the extent that the fair market value of such shares (determined at the time of the grant of the Option) exceeds $100,000. No employee shall be given the opportunity to exercise incentive Options granted under the Plan with respect to shares valued in excess of $100,000 in any calendar year except and to the extent that the Options shall have accumulated over a period in excess of one year.

     No shares of Common Stock will be issued or delivered to an optionee until the Company receives full payment of the option exercise price.

     Except in cases of death or permanent and total disability of the optionee, options are exercisable only by the optionee. Options may not be assigned or pledged, or be subject to execution, or be transferred in any manner except by will or the laws of descent and distribution.

     If an optionee is an employee of the Company and the optionee's employment terminates for any reason other than retirement or death, any unexercised options granted to the optionee remain exercisable (to the extent vested on the effective date of the optionee=s termination of employment) for a period of three months after the effective date of the termination of employment provided that they are exercised within the term prescribed in the option agreement but in any event not more than five years after the date upon which such Option was granted. In the event of the optionee's termination of employment because of death any option held by him becomes exercisable in full on the date of death. Any option held by the optionee who at the time of his death is employed by the Company will be transferred as provided in his will or as determined by the laws of descent and distribution, and may be exercised, in whole or in part, by the estate of the optionee, or by any person who acquired the option by bequest or inheritance from the optionee, at any time or from time to time within the earlier of one year after the date of death but not more than five years after the Option was granted.

     The number of shares of Common Stock deliverable with respect to each payment of the option exercise price is subject to appropriate adjustment upon any stock split or combination of shares, or upon any stock dividend. Upon the occurrence of any corporate merger, consolidation, sale of all or substantially all of the Company=s assets, or other reorganization, or a liquidation, any optionee holding an outstanding option, regardless of the current status of its exercisability, is entitled to exercise his option in whole or in part and to receive upon the exercise those shares, securities, assets, or payment which the optionee would have received if the optionee had exercised the option prior to such occurrence and had been a shareholder of the Company with respect to such Common Stock.

Federal Income Tax Matters
--------------------------

     With regard to incentive stock options, the optionee does not incur income tax liability either at the time the option is granted or at the time it is exercised. When the optionee sells stock acquired under an incentive stock option, however, the optionee will be taxed at long-term capital gains rates. Any excess of the sales price over the option price will be taxable to the optionee as ordinary income and the Company will be entitled to a deduction equal to such excess.

Indemnification
---------------

     Members of the Board of Directors are indemnified for any act or omission in connection with the Plan or any option granted thereunder.

Stock Appreciation Rights
-------------------------

     Stock appreciation right may be granted under the Plan. A Astock appreciation right@ means a right to receive the excess of the fair market value of a share of the Company's Common Stock on the date on which an appreciation right is exercised over the option price provided for in the related option right and which is issued in consideration of services performed for the Company or for its benefit by the Optionee. An appreciation right only exists along with an option right and is immediately forfeited if the related option right is exercised. The Committee reserves the right to determine whether the Optionee=s stock appreciation rights are to be paid in cash or Common Stock or some combination thereof.

     The Committee also retains the right to determine, including at the time of exercise, the maximum amount of cash or stock which may be given upon exercise of any stock appreciation right in any year, provided, however, that all such amounts shall be paid in full no later than the end of the year immediately following the year in which the Optionee exercised such stock appreciation rights.

Federal Income Tax Matters With Respect to Non-qualified Options
----------------------------------------------------------------

     A nonstatutory stock option, for federal income tax purposes, is a compensatory option that does not satisfy the statutory stock option requirements. A nonstatutory stock option is therefore any stock option other than an incentive stock option or an option issued under an employee stock purchase plan.

     The optionee realizes compensation income when the option is granted if the option has a readily ascertainable fair market value at that time, or upon transfer of stock pursuant to the exercise of the option if the option cannot be valued at the time of grant. The Company can take a corresponding compensation deduction in the same tax year (i.e., the year of grant or exercise) but the optionee must include the compensation income in his gross income.

Vote Required
-------------

     A favorable vote of a majority of the shares issued and outstanding, either in person or by proxy, is required to approve this proposal. A copy of the 1999 Stock Plan is attached to this Proxy Statement as Exhibit A and by this reference made a part hereof.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of the record date by
(i) all persons who own of record or are known to the Company to beneficially own more than 5% of the issued and outstanding shares of common stock, and (ii) by each director, each director nominee, each of the executive officers named in the tables under "Executive Compensation" and by all executive officers and directors as a group:

                                                     Amount and Nature of       Percent of Class
                            Positions and             Beneficial Common        Based on Beneficial
Name and Address            Offices Held              Stock Ownership(1)           Ownership(1)
----------------            ------------              ------------------       -------------------

Gale D. Burnett              President,                    884,000(2)                  20.1%
9191 Northwood Rd.           Director
Lynden, WA 98264

Henry Gemino                 Executive Vice                596,000(3)                  13.4%
5 Strickland Place           President, Chief
Manhasset, L.I., NY 11030    Operating Officer,
                             Secretary, Director

G.L. Scott                   Chief Executive Officer,      188,000(4)                   4.4%
P.O. Box 986                 Chairman of the Board
Rogue River, OR 97537        of Directors


                                                         8


                                                     Amount and Nature of       Percent of Class
                            Positions and             Beneficial Common        Based on Beneficial
Name and Address            Offices Held              Stock Ownership(1)           Ownership(1)
----------------            ------------              ------------------       -------------------

Murphy Evans                 Director                      221,000(5)                   5.1%
204 Rosiland Street
Laurinburg, NC 28352
P.O. Box 688

John Tsungfen Kuo            Director                      350,000(6)                   7.6%
11 Hoffman Lane
Blauvelt, NY 10913

Allen G. Reeves              Director                      130,000(6)                   3.09%
900 Equitable Bldg.
730 17th Street
Denver, CO 80202

Frank Goodhart, Jr.          Shareholder                   250,000                      5.8%
1069 Old Forge Crossing
Lancaster, PA 17601

All Directors and                                        2,219,000(7)                  42.9%(7)
Officers as a Group
(5 persons)

------------------

(1) Calculated pursuant to rule 13d-3(d) of the Securities Exchange Act of 1934. Unless otherwise stated below, each such person has sole voting and investment power with respect to all such shares. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

(2)  Includes  765,000 shares issued in the name of Sonja Burnett,  wife of Gale
     D. Burnett. Also includes warrants for Gale D. Burnett to acquire 110,000 shares of Common Stock. During the last fiscal year, Mr. Burnett also relinquished voting power on 180,000 shares issued to his adult children and for which he had previously exercised full voting power. Also includes 150,000 shares which are subject to a purchase option in favor of Henry Gemino.

(3) Includes warrants to purchase 270,000 of Common Stock. Also includes an option to acquire 150,000 shares of Common Stock from Sonja Burnett.

(4) Includes 40,000 shares issued in the name of the relatives of G.L. Scott or in the name of Mr. Scott's wife. Also includes warrants to purchase 45,000 shares of Common Stock issued to Mr. Scott.

(5) Includes 30,000 shares held in the name of Mr. Evans' wife. Also includes 40,000 shares held in the name of Falco Enterprises, Inc., controlled by Mr. Evans. Also includes warrants to purchase 65,000 shares of Common Stock.

(6)  Consists entirely of warrants to purchase Common Stock.

(7) Assumes exercise of all warrants and options owned by all officers and directors.


                        EXECUTIVE OFFICERS OF THE COMPANY

     Certain information regarding the executive officers of the Company follows:


                                                          Officer of
                                  Position Held           the Company
Name                      Age      With Company              Since
----                      ---      ------------              -----

G.L.Scott                 72      Chief Executive            1988
                                  Officer, Chairman
                                  of the Board

Gale D. Burnett           60      President, Director        1988

Henry Gemino              47      Executive Vice-            1988
                                  President, Chief
                                  Operating Officer,
                                  Chief Financial
                                  Officer, Secretary,
                                  Director

     In addition, John Tsungfen Kuo has been the chief technical consultant to the Company since 1995. Biographical information concerning all of the executive officers as well as Dr. Kuo can be found under Proposal 1 - Election of Directors appearing elsewhere in this Proxy Statement.

     There are no family relationships among the executive officers. There are no arrangements or understandings between any officers and any other person pursuant to which that officer was selected.

                             EXECUTIVE COMPENSATION

Employment Contracts.
---------------------

     None of the executive officers are employed pursuant to employment contracts. However, the Company has entered into confidentiality agreements with each executive officer concerning the confidentiality of information in connection with the Company's technology.

Cash Compensation
-----------------

     The following table shows all cash compensation paid or to be paid by the Company as well as other compensation paid or accrued during the fiscal years indicated to the chief executive officer and the highest paid executive officers of the Company as of the end of the Company's last fiscal year whose salary and bonus for such period in all capacities in which the executive officer served exceeded $100,000.



                                     Summary Compensation Table

                                                              Long Term Compensation
                                                              ----------------------
                             Annual Compensation             Awards           Payouts
                             -------------------             ------           -------
   (a)            (b)     (c)        (d)       (e)       (f)        (g)         (h)        (i)
                                              Other    Restricted
Name and                                      Annual     Stock                 LTIP     All Other
Principal                                     Compen-   Award(s)  Options/    Payouts    Compen-
Position         Year   Salary($)   Bonus($)  sation($)   $       SARs(#)(1)   ($)      sation($)
--------         ----   ---------   --------  --------- -------- ----------   -------   ---------

G.L. Scott       1998   $24,000      0           0          0            0        0          0
Chief            1997     8,500      0           0          0       25,000        0          0
Executive        1996         0      0           0          0       15,000        0          0
Officer

Gale D. Burnett  1998  $120,923      0           0          0          0          0          0
President        1997   104,561      0           0          0          0          0          0
                 1996    96,000      0           0          0          0          0          0


                                                             10



Henry Gemino     1998  $120,923      0           0          0          0          0          0
Executive Vice   1997   104,561      0           0          0          0          0          0
President,       1996    88,000      0           0          0          0          0          0
Chief Operating
Officer, Chief
Financial
Officer

(1)  Common Stock Purchase Warrants

Consulting Agreements
---------------------

     Dr. John Tsungfen Kuo acts as a consultant to the Company with respect to scientific and technological matters in connection with the Company's ongoing research and development activities. Under the terms of his consulting agreement, Dr. Kuo is paid a consulting fee of $10,000 per month. The consulting agreement expires December 1, 1998. In the year ended June 30, 1998, Dr. Kuo received total consulting fees of $117,500. He is also reimbursed for direct expenses incurred in the performance of his consulting duties.

     Dr. Kuo is entitled to receive a royalty equal to one percent of all net pre-tax profits of the Company. Thusfar no royalty payments have been earned by or paid to Dr. Kuo.

Options/SAR Exercises and Holdings
----------------------------------

     The following table sets forth information with respect to the named executives, concerning the exercise of options and/or limited SARs during the last fiscal year and unexercised options and limited SARs held as of the end of the fiscal year June 30, 1998.

     Aggregated Options/SAR Exercises in Last Fiscal Year and FY-End Options/SAR
Values:



(a)               (b)            (c)         (d)(2)                       (e)(2)
                                             Number of Securities        Value of
                 Shares                      Underlying Unexercised      Unexercised In-the-Money
                 Acquired         Value      Options/SARs at FY-End(#)   Options/SARs at FY End ($)
Name             On Exercise(#) Realized($)  Exercisable/Unexercisable   Exercisable/Unexercisable
---------------------------------------------------------------------------------------------------

G.L. Scott           ---           ---            45,000(1)                     $654,000(1)

Gale D. Burnett      ---           ---           110,000(1)                   $1,187,500(1)

Henry Gemino         ---           ---           270,000(1)                   $4,406,000(1)


(1)  Exercisable

(2)  All Options/SARs are in the form of common stock purchase warrants

     There have been no awards of options, stock purchase warrants or SAR=s, nor any adjustments or amendments to the exercise price of stock options or SARs previously awarded to any of the named executive officers, whether through amendment, cancellation or replacement grants or any other means during the last fiscal year ended June 30, 1998 of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In September 1988 at the time Gale D. Burnett first transferred certain technology, know-how and patent rights to the Company, a royalty interest of 4% of all pre-tax profits derived from the technology and know-how thus transferred was granted to Northwood Enterprises, Inc., a family owned company controlled by Mr. Burnett. Northwoods Enterprises subsequently assigned such royalty interest back to Mr. Burnett. In turn, Mr. Burnett, on April 8, 1996, assigned half of this royalty interest (2%) as follows: to Mr. Henry Gemino, executive vice-president, and chief financial officer, chief operating officer and director (1 1/4%); to Mr. G.L. Scott, Chairman of the Board of Directors (1/2%). A further 1/4% was assigned to the Company's legal counsel. This royalty arrangement also applies to all future patent rights and technology developed by Mr. Burnett and assigned to the Company.

     In March 1996 the Company granted a net pre-tax royalty on profits equal to 1% to Dr. John Kuo in return for his assignment of certain patent rights, technological know-how and proprietary information and trade secrets. The effect of these various royalty interests is that a total of 5% of any net pre-tax earnings of the Company derived from the use of said technology developed by Mr. Burnett or Dr. Kuo is subject to distribution as above described. To date, no royalty interest has been earned or distributed.

     In December 1996, the Company issued 285,000 Common stock purchase warrants to Dr. Kuo at an exercise price of $3.50 per share. The Company and Dr. Kuo also agreed to extend his existing agreement with the Company for a period of one year. The warrants to be issued to Dr. Kuo expire October 31, 2004.

     The Company utilized space for administrative and office facilities at the residence of both Gale D. Burnett and Henry Gemino free of additional charge during the year ended June 30, 1997.

     Consulting fees were paid to a director of the Company, Dr. John Kuo, totaling approximately $117,500 and $79,4877 for the years ended June 30, 1998 and 1997, respectively.

                         OTHER MATTERS TO BE VOTED UPON

     Management does not know of any other matters to be brought before the meeting. If any other matters not mentioned in the proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to vote such proxy in accordance with their best judgment on such matters.

                          COMPLIANCE WITH SECTION 16(a)
                    UNDER THE SECURITIES EXCHANGE ACT OF 1934

     The Company's executive officers and directors are required to file reports of ownership and changes in ownership of the Company's securities with the Securities and Exchange Commission as required under provisions of the Securities Exchange Act of 1934. Based solely on the information provided to the Company by individual directors and executive officers, the Company believes that during the last fiscal year all directors and executive officers have complied with applicable filing requirements.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected KPMG Peat Marwick LLP as the independent certified public accountants to audit the books, records and accounts of the Company for its 1999 fiscal year. To the knowledge of management, neither such firm nor any of its members has any direct or material indirect financial interest in the Company nor any connection with the Company in any capacity otherwise than as independent accountants.

     A representative of KPMG Peat Marwick LLP is expected to be present at the annual meeting of shareholders to answer proper questions and will be afforded an opportunity to make a statement regarding the financial statements.

                              STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the 1998 annual meeting of Stockholders must be received by the Company on or before September 15, 1999, in order to be eligible for inclusion in the Company's proxy statement and form of proxy. To be so included, a proposal must also comply with all applicable provisions of Rule 14a-8 under the Securities Exchange Act of 1934.


                                      BY ORDER OF THE BOARD OF DIRECTORS,



                                      Henry Gemino
                                      Chief Operating Officer

October 14, 1998

                           PROFILE TECHNOLOGIES, INC.
                                      1999
                                   STOCK PLAN
                                   ----------

     1. Purpose and Eligibility. This Stock Plan (the "Plan") is intended to advance the interests of Profile Technologies, Inc. (the "Company") by enhancing the ability of the Company to attract and retain qualified employees, consultants, officers and directors by creating incentives and rewards for their contributions to the success of the Company. This Plan will provide to: (a) officers and other employees of the Company opportunities to purchase stock in the Company pursuant to Options granted hereunder which qualify as incentive stock Options ("ISOs") under Section 422A(b) of the Internal Revenue Code of 1986, as amended (the "Code"); (b) directors, officers, employees and consultants of the Company opportunities to purchase stock in the Company pursuant to Options granted hereunder which do not qualify as ISOs ("Non-Qualified Options") and to receive stock appreciation rights ("SARs") pursuant to such Non-Qualified Options; (c) directors, officers, employees and consultants of the Company awards of stock in the Company ("Awards"); (d) directors, officers, employees and consultants of the Company opportunities to make direct purchases of stock in the Company ("Purchases"); and (e) directors of the Company who are not officers or employees of the Company with the opportunities to purchase stock in the Company pursuant to Options granted hereunder ("Non-Discretionary Options"). ISOs, Non-Discretionary Options, Non-Qualified Options and Stock Appreciation Rights are referred to hereafter as "Options". Options, Awards and authorizations to make Purchases are referred to hereafter collectively as "Stock Rights".

     2. Administration of the Plan
        --------------------------

          a. The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may, in its discretion, delegate its powers with respect to the Plan to an employee benefit plan committee or any other committee (the "Committee"). The Committee shall consist of not fewer than two Directors. Each of the Directors must be a "Non-Employee Director" as that term is defined in Rule 16b-3 adopted pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). A majority of the members of any such Committee shall constitute a quorum, and all determinations of the Committee shall be made by the majority of its members present at a meeting. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by all of the Committee members. Subject to ratification of the grant or authorization of each Stock Right by the Board (but only if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to (i) determine the employees of the Company Corporations (from among the class of employees eligible under Paragraph 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under Paragraph 3 to receive Non-Qualified Options and Awards and to make Purchases) to whom Non-Qualified Options, Awards and authorizations to make Purchases may be granted; (ii) determine the time or times at which Options or Awards may be granted or Purchases made; (iii) determine the exercise price of shares subject to each


                                   Exhibit A

Option which price for any ISO shall not be less than the minimum price specified in Paragraph 7, and the purchase price of shares subject to each Purchase; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to paragraph 9) the time or times when each Option, except for non-discretionary Options, shall become exercisable, the duration of the exercise period and when each Option shall vest; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any, and (vii) interpret the Plan and promulgate and rescind the rules and regulations relating to it. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final, binding and conclusive unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best.

          b. The Committee may select one of its members as its chairman and shall hold meetings at such time and places as it may determine. All references in the Plan to the Committee shall mean the Board if no Committee has been appointed. From time to time the Board may increase the size of the Committee and appoint additional member thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused or remove all members of the Committee and thereafter directly administer the Plan.

          c. Stock rights may be granted to members of the Board, whether such grants are in their capacity as directors, officers, or consultants, but no discretionary Stock Rights shall be granted to any person who is, at the time of the proposed grant, a member of the Board unless such grant has been approved as provided in paragraph 2d. All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Members of the Board who are either
(i) eligible for Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan, except that no such member shall act upon the granting to himself of discretionary Stock Rights but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to him of Stock Rights.

          d. Notwithstanding any other provision of Paragraph 2, any discretionary grants to a person who is a member of the Board shall be made only by the Board provided, however, that if a majority of the Board is eligible to participate in the Plan or in any other stock option or other stock plan of the Company or has been so eligible at any time within the preceding year, any grant to directors of Stock Rights must be made by, or only in accordance with the recommendation of a Committee consisting of three or more persons, who shall be directors of the Company, appointed by the Board but having full authority to act on the matter, none of whom is eligible to participate in this Plan or any other stock option or other stock plan of the Company or any of its affiliates, or has been eligible at any time within the preceding year. The requirements imposed by this subparagraph 2d shall also apply with respect to grants to officers who are also directors. Once appointed, such Committee shall continue to serve until otherwise directed by the Board.

          e. In addition to such other rights of indemnification as he may have as a member of the Board, and with respect to administration of the Plan and the granting of Options under it, each member of the Board and of the Committee shall be entitled without further act on his part to indemnification from the Company for all expenses (including advances in litigation expenses, the amount of judgment and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options under it in which he may be involved by reason of his being or having been a member of the Board or the Committee, whether or not he continues to be such member of the Board or the Committee at the time of the incurring of such expenses. A person shall only be indemnified if (i) he conducted himself in good faith, (ii) he reasonably believed that his conduct was for a purpose he reasonably believed to be in the interests of the participants or beneficiaries of this Plan and (iii) in the case of any criminal proceeding, he had no reasonable cause to believe that his conduct was unlawful. Provided however, a director shall not be entitled to indemnification in connection with a proceeding by or on behalf of the Company in which the director is adjudged liable to the Company or in connection with any proceeding charging improper personal benefit to the director in which the director is found to be personally liable on the basis that personal benefit was improperly received by him. Provided further that no right of indemnification under the provisions set forth herein shall be available to any such member of the Board or the Committee unless within 10 days after the later of institution of or learning of any such action, suit or proceeding he shall have offered the Company in writing the opportunity to handle and defend such action, suit or proceeding at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Board or the Committee and shall be in addition to all other rights to which such member of the Board or the Committee would be entitled to as a matter of law, contract or otherwise. The indemnification provided by this
Section 2e shall only be made after the requirements of Section 145(d) of the Delaware General Corporation Law (the "Law") have been complied with except that the Company may pay for or reimburse reasonable expenses incurred by a director who is a party to a proceeding in advance of the final disposition of the proceeding in accordance with the requirement of Section 145(e) of the Law.

     3. Eligible Employees and Others.
        ------------------------------

          a. ISOs may be granted to any employee of the Company. Those officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Subject to compliance with Rule 16b-3 and other applicable securities laws, Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any director (whether or not an employee), officer, employee or consultant of the Company. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant an ISO, a Non-Qualified Option or an authorization to make a Purchase. Granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from participation in any other grant of Stock Rights.

          b. All directors of the Company who are not employees of the Company shall automatically receive Non-Qualified Options (i) upon election or appointment to the Board if not a member of the Board at the time this Plan is adopted by the Board; and (ii) upon election to the Board after all stock grants and Options previously granted have vested. The amount and terms of such Non-Qualified Options shall be determined by the Board in full compliance with the terms of the Plan.

               (1) The exercise price of the Options shall be fair market value on the date of grant as defined by Paragraph 7.

               (2) The Options granted to each Director pursuant to this subparagraph b shall vest in increments as the Board shall determine, provided that the director is still serving as a director on the Company. To the extent that any Options which have not been exercised do not vest, the Options shall lapse and no longer be exercisable

          c. The Options shall be exercisable for a period of 5 years from the date of grant.

     4. Stock. The stock subject to Options, Awards and Purchases shall be authorized but unissued shares of Common stock or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares of Common Stock which may be issued pursuant to the Plan is 500,000, subject to adjustment as provided in Paragraph 15. Any such shares may be issued as ISOs, Non-Qualified Options or Awards, or to persons or entities making Purchases, so long as the number of shares so issued does not exceed such number, as adjusted. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to Awards or Purchases, the unpurchased shares subject to such Options and any unvested shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan.

         5. Granting of Stock Rights. Stock Rights may be granted under the Plan at any time on and after the date this Plan is approved by the Company's shareholders, provided however that no ISO shall be granted more than 10 years after the effective date of this Plan. The date of grant of a Stock Right under the Plan will be the date of grant by the Committee unless otherwise specified at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. The Committee shall have the right with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to Paragraph 18.

     6. Sale of Shares. Any shares of the Company's Common Stock granted pursuant to an Award or acquired pursuant to a Purchase as set forth herein, cannot be sold for at least six months after acquisition except in case of death or disability. Nothing in this paragraph 6 shall be deemed to reduce the holding period set forth under the applicable securities laws.

     7. ISO Minimum Option Price and Other Limitations.
        -----------------------------------------------

          a. The exercise price per share specified in the stock option agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock which represents more than 10 percent of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than 110 percent of the fair market value per share of Common Stock on the date of grant and such ISO shall not be exercisable after the expiration of five years from the date of grant.

          b. In no event shall the aggregate fair market value (determined at the time an ISO is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceed $100,000.

          c. If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean:

               (1) the average closing price of the Company's shares appearing on the NASDAQ Smallcap if such shares are listed thereon or if not listed, appearing on the National Associates of Securities Dealers, Inc.'s electronic bulletin board; or

               (2) If the Company's shares are not listed on the National Association of Securities Dealers, Inc's electronic bulletin board, then the average bid and asked price for the Company's shares as listed in the National Quotation Bureau's "pink sheets", or

               (3) If there are no listed bid and asked prices published in the pink sheets, then the fair market value shall be based upon the average closing bid and asked price as determined following a polling of all dealers making a market in the Company's shares.

               (4) By private determination of the Board based upon the assets, net worth and other factors as the Board may deem relevant if (1), (2) or
     (3) above are not applicable.

     8. Stock Appreciation Rights.
        --------------------------

          a. Stock appreciation rights may be granted by the Company under this Plan upon such terms and conditions as the Committee may prescribe. A stock appreciation right may be granted only in connection with a Non-Qualified Option right previously granted or to be granted under this Plan. Each stock appreciation right shall contain a provision that it shall become non-exercisable and be forfeited if the related option right is exercised. "Stock Appreciation right" as used in this Plan means a right to receive the excess of the fair market value of a share of the Company's Common Stock on the date on which an appreciation right is exercised over the option price provided for in the related stock option and which is issued in consideration of services performed for the Company or for its benefit by the optionee. Such excess is hereafter called "the differential". "Option right" means the right to purchase shares of the Company's Common Stock under a Non-Qualified Option granted under this Plan.

          b. Stock appreciation rights shall be exercisable and be payable in the following manner:

               (1) A stock appreciation right shall be exercisable by the optionee at any time the option to which it relates could be exercised. An optionee wishing to exercise a stock option appreciation right shall give written notice of such exercise to the Company addressed to the Company's Secretary, which such notice shall be forwarded by the Company's Secretary to the Committee. Upon receipt of such notice, the Committee shall determine whether the optionee's stock appreciation rights shall be paid in cash or Common Stock or a combination of cash and shares. Upon receipt of such notice, the Company shall, without transfer or issue tax to the optionee or other person entitled to exercise the stock appreciation rights, deliver to the person exercising such right a certificate or certificates for shares of the Common Stock which are issuable upon exercise of the stock appreciation right or cash or a combination thereof as the case may be. The date the Company's Secretary receives the written notice of exercise hereunder is referred to herein as the exercise date.

               (2) The exercise of a stock appreciation right shall automatically result in the surrender of the related stock option right by the grantee on a share for share basis to the extent shares under such related stock option are used to calculate the shares or cash or combination thereof to be received by such grantee upon the exercise of such stock appreciation right. Shares covered by such surrendered option rights shall not be available for granting further options under this Plan.

               (3) The Committee may impose any other conditions it prescribes upon the exercise of a stock appreciation right, which conditions may include a condition that the stock appreciation right may only be exercised in accordance with rules and regulations adopted by the Committee from time to time.

               (4) Upon the exercise of a stock appreciation right and surrender of the related option right, the Company shall give to the person surrendering the related option right an amount equivalent to the differential, in cash or shares of the Company's Common Stock or any combination thereof as determined in accordance with subdivision b (1) of this paragraph 8. The shares to be issued upon the exercise of a stock appreciation right may consist either in whole or in part of shares of the Company's authorized and issued Common Stock reacquired by the Company and held in its treasury. No fractional share of Common Stock shall be issued and the Committee shall determine whether cash shall be given in lieu of such fractional share or whether such fractional share shall be eliminated.

          c. Notwithstanding any other provision of this Plan, the Committee may from time to time determine, including at the time of exercise, the maximum amount of cash or stock which may be given upon exercise of any stock appreciation right in any year provided, however, that all such amounts shall be paid in full no later than the end of the year immediately following the year in which the optionee exercised such stock appreciation rights. Any determination under this paragraph may be changed by the Committee from time to time provided that no such change shall require the holder to return to the Company any amount theretofore received or to extend the period within which the Company is required to make full payment of the amount due as the result of the exercise of the optionee's stock appreciation right.

          d. Stock appreciation rights granted pursuant to this paragraph shall terminate or expire as follows:

               (1) Each stock appreciation right and all rights and obligations thereunder shall expire on a date to be determined by the Committee, such date, however, in no event to be later than ten years from the date on which the related option right was granted.

               (2) A stock appreciation right shall terminate and may no longer be exercised upon the termination of the related option right.

     9. Duration of Stock Rights. Subject to earlier termination as provided in Paragraph 11 and 12, each Stock Right shall expire on the date specified in the original instrument granting such Stock Right, (except with respect to any part of an ISO that is converted into a Non-Qualified Option pursuant to Paragraph
18) provided, however, that such instrument must comply with Section 422A of the Code with regard to ISOs granted to all employees and Rule 16b-3 of the Exchange Act with regard to all Stock Rights granted to executive officers, directors and 10% stockholders of the Company.

     10. Exercise of Options. Subject to the provisions of Paragraphs 3b and 11 through 15, each Option granted under the Plan shall be exercisable as follow:

          a. The Options shall either be fully exercisable from the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

          b. Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

          c. Each Option or installment, once it becomes exercisable, may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

          d. The Committee shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 18) if such acceleration would violate the annual vesting limitation contained in Section 422A(d) of the Code as described in Paragraph 7(b). The date of exercise of all Options shall accelerate in the event of any of the following: (i) the Company is to merge or consolidate with or into any other corporation or entity except a transaction where the Company is the surviving corporation or change of domicile merger or similar transaction exempt from registration under the Securities Act of 1933, (ii) the sale of all or substantially all of the Company's assets, (iii) the sale of at least 60% of the outstanding Common Stock of the Company to a third party (subparagraphs (i),(ii) and (iii) collectively referred to as an "Acquisition"); or (iv) the Company is dissolved. Upon a minimum of 20 days prior written notice to the optionees, the exercisability of such Options shall commence two business days prior to the earlier of the scheduled closing of an Acquisition or proposed dissolution or the actual closing of an Acquisition or proposed dissolution.

          e. All Options and stock grants shall be subject to any vesting requirements imposed by the Committee. In the event of any Acquisition or dissolution of the Company, all unvested Options and stock grants shall immediately vest two business days prior to the earlier of the scheduled closing of the Acquisition or proposed dissolution or the actual closing of the Acquisition or proposed dissolution and a minimum of 20 days notice of such vesting shall be give to the holders of such Options and unvested shares of Common Stock.

     11. Termination of Employment. Subject to any greater restrictions or limitations as may be imposed by the Committee upon the granting of any ISO, if an ISO optionee ceases to be employed by the Company other than by reason of death or disability as defined in Paragraph 12, no further installments of his ISOs shall become exercisable or vest, and his ISOs shall terminate on the day three months after the day of the termination of his employment, but in no event later than on their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to Paragraph 18. Employment shall be considered as continuing uninterpreted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to re-employment is guaranteed by statute. A leave of absence with the written approval of the Company's Board shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company to continue employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company so long as the optionee continues to be an employee of the Company.

     12. Death or Disability. Subject to any greater restrictions or limitations as may be imposed by the Committee upon the granting of any ISO:

          a. If an ISO optionee ceases to be employed by the Company by reason of his death, any ISO of his may be exercised to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of the ISO's specified expiration date or three months from the date of the optionee's death.

          b. If an ISO optionee ceases to be employed by the Company by reason of his disability, he shall have the right to exercise any ISO held by him on the date of termination of employment to the extent of the number of shares with respect to which he could on the earlier of the ISO's specified expiration date or one year from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22 (e)(3) of the Code or successor statute.

     13. Assignability. No Option granted to an executive officer or director of the Company or beneficial owner of 10% or more of the Company's equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 and no ISO shall be assignable or transferable by the grantee except by will or by laws of descent and distribution and during the lifetime of the grantee each Option shall be exercisable only by him, his guardian or legal representative.

     14. Terms and Conditions of Options. Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in Paragraph 7 through 13 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. In granting any Non-Qualified Option, the Committee may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

     15. Adjustments. Upon the occurrence of any of the following events, an optionee's rights with respect to Options granted to him hereunder shall be adjusted as hereinafter provided unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option:

          a. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

          b. If the Company is to be consolidated with or acquired by another entity pursuant to an Acquisition, the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board") shall, as to outstanding Options not exercised pursuant to Paragraph 9, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; or (ii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options over the exercise price thereof.

          c. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph b above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised his Option prior or such recapitalization or reorganization.

          d. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs a,b or c with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 425(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs it may refrain from making such adjustments.

          e. Except as expressly provided herein, no issuance by the Company of shares of Common Stock of any class or securities convertible into shares of Common Stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends or other distributions paid in cash or in property other than securities of the Company.

          f. No fractional share shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

          g. Upon the happening of any of the foregoing events described in subparagraphs a, b or c above, the class and aggregate number of shares set forth in Paragraph 4 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this Paragraph 15 and, subject to Paragraph 2, its determination shall be conclusive. If any person or entity owning restricted Common Stock obtained by exercise of a Stock Right made hereunder receives shares or securities or cash in connection with a corporate transaction described in subparagraphs a, b and c above as a result owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee or the Successor Board.

     16. Means of Exercising Stock Rights.
         ---------------------------------

          a. A Stock Right (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the purchase or exercise price therefor either
(i) in United States dollars in cash or by check; (ii) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Stock Right; (iii) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable federal rate, as defined in Section 1275(d) of the Code, or (iv) at the discretion of the Committee, by any combination of (i), (ii) and (iii) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (ii), (iii) or (iv) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of Stock right shall not have the rights of a shareholder with respect to the shares covered by his Stock Right until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in Paragraph 15 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

          b. Each notice of exercise shall, unless the Option shares are covered by a then current registration statement under the Securities Act of 1933, as amended (the "Act"), contain the optionee's acknowledgment in form and substance satisfactory to the Company that (i) such Option shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provision of the Act), (ii) the optionee has been advised and understands that (1) the Option shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (2) the Company is under no obligation to register the Option shares under the Act or to take any action which would make available to the optionee any exemption from such registration, and (iii) such Option shares may not by transferred without compliance with all applicable federal and state securities laws. Not withstanding the above, should the Company be advised by counsel that issuance of shares should be delayed pending registration under federal or state securities laws or the receipt of an opinion than an appropriate exemption therefrom is available, the Company may defer exercise of any option granted hereunder until either such event has occurred.

     17. Terms and Amendment of Plan. This Plan was adopted by the Board on October 15, 1998 and if not approved by the holders of at least a majority of all shares present in person and by proxy and entitled to vote therein at a meeting of the stockholders of the Company within 12 months from the date of the

Plan's adoption by the Board, no ISOs may be granted pursuant to the Plan. Nor shall the Plan in such event conform to Rule 16b-3 promulgated under the Securities Exchange Act of 1934. This Plan shall have no expiration date, provided however that no ISOs shall be granted more than 10 years after the Plan's effective date. The Board may terminate or amend the Plan in any respect at any time. However, if not approved by the stockholders on or before October 15, 1999, approval of the stockholders must be obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions:
(a) increase of the total number of shares that may be issued under the Plan (except by adjustment pursuant to Paragraph 15); (b) modification of the provisions of Paragraph 3 regarding eligibility for grants of ISOs; and (c) any other act requiring stockholder approval under Rule 16b-3 (or successor rule) promulgated under the Securities Exchange Act of 1934. Except as provided herein or as specified in the original instrument granting such Stock Right, no action of the Board or stockholders may alter or impair the rights of a grantee, without his consent, under any Stock Right previously granted to him.

     18. Conversion of ISOs into Non-Qualified Options; Termination of ISOs The Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise period of the appropriate installments of such Options. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such condition shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

     19. Application of Funds. The proceeds received by the Company from the sale of shares pursuant to Options granted and Purchases authorized under the Plan shall be used for general corporate purposes.

     20. Government Regulations. The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

     21. Withholding of Additional Income Taxes. Upon the exercise of a Non-Qualified Option, the granting or vesting of an Award, the Purchase of Common Stock for less than its fair market value, the making of a Disqualifying

Disposition (as defined in Paragraph 22) the Company, in accordance with Section 3402(a) of the Code may require the optionee, award recipient or purchaser to pay additional withholding taxes in respect of the amount that is considered compensation includable in such person's gross income. The Committee in its discretion may condition (i) the exercise of any Option; (ii) the granting or vesting of an award; or (iii) the making of a purchase of Common Stock for less than its fair market value on the payment of such withholding taxes.

     To the extent that the Company is required to withhold taxes for federal income tax purposes in connection with the exercise of any Option, the optionee shall have the right to elect to satisfy such withholding requirement, subject to Company approval, by (i) paying the amount of the requires withholding tax to the Company; (ii) delivering to the Company shares of its Common Stock previously owned by the optionee; or (iii) having the Company retain a portion of the shares covered by the Option exercise. The number of shares to be delivered to or withheld by the Company times the fair market value of such shares shall equal the cash of required to be withheld. To the extent that the Participant elects to either deliver or have withheld shares of the Company's Common Stock, the Board, or the Committee, may require him to make such election only during certain periods of time as may be necessary to comply with appropriate exemptive procedures regarding the "short-swing" profit provisions of Section 16(b) of the Securities Exchange Act of 1934 or to meet certain Code requirements.

     22. Notice of Company of Disqualifying Disposition. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such Common Stock before the later of (i) two years after the date of employee was granted the ISO or (ii) one year after the date the employee acquired Common Stock by exercising the ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

     23. Continued Employment. The grant of an Option pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company to retain any optionee in the employ of the Company or Related Corporation, as a member of the Company's board of directors or in any other capacity, whichever the case may be.

     24. Bonuses or Loans to Exercise Options. If requested by any person to whom a grant of a Stock Right has been made, the Company may loan such person or guarantee a bank loan to such person for the purpose of paying for the shares of the Common Stock. If requested by any person to whom a grant of a Stock Right has been made, the Company may loan such person, guarantee a bank loan to such person, or pay such person additional compensation equal to the amount of money necessary to pay the federal income taxes incurred as a result of the grant of the Stock Rights or the Exercise of any Options, assuming that such person is in the maximum federal income tax bracket six months from the time of grant or exercise and assuming that such person has no deductions which would reduce the amount of such tax owed. The tax loan shall be made or tax offset bonus paid on or before April 15th of the year following the year in which the amount of tax is determined, and any loan shall be made on such terms as the Company or lending bank determines.

     25. Governing Law; Construction. The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the State of Delaware. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

                           PROFILE TECHNOLOGIES, INC.
                               1077 Northern Blvd.
                               Roslyn, N.Y. 11576

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                          OF PROFILE TECHNOLOGIES, INC.


     The undersigned having received the Notice of Annual Meeting of Stockholders and Proxy Statement dated October 14, 1998, hereby appoints Henry Gemino or his designee with full power of substitution and revocation to represent the undersigned and to vote all the shares of the common stock of Profile Technologies, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of the Shareholders of the Company to be held on November 16, 1998 and any postponement or adjournment thereof.

(1) ELECTION OF DIRECTORS:  [ ] For all nominees listed  [ ]  WITHHOLD AUTHORITY
                                below (except indicated       to vote for all
                                to the contrary below)        nominees listed
                                                              below


GALE D. BURNETT, HENRY GEMINO, G.L. SCOTT, MURPHY EVANS, DR. JOHN TSUNGFEN KUO,
                                ALLEN G. REEVES

INSTRUCTION: To withhold authority to vote for any individual nominee, draw a line through or otherwise strike out his name. If authority is not withheld, the execution of this Proxy shall be deemed to grant such authority.

(2) PROPOSAL TO RATIFY AND ADOPT THE 1999 STOCK PLAN.

               [ ] For        [ ]  Against        [ ]  Abstain

(3) IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

               [ ] For        [ ]  Against         [ ]  Abstain


     This Proxy when properly executed will be voted in the manner directed herein by the undersigned Shareholder. If no direction is made, this Proxy will be voted for all nominated Directors and for proposals 2 and 3.

     The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorneys and proxies may lawfully do by virtue hereof.

     THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement furnished therewith.


                                          Dated:                         , 1998


                                          --------------------------------------
                                          Signature(s) of Shareholder(s)

                                          --------------------------------------
                                          Print Name of Shareholders

                                          Signature(s)  should  agree  with  the
                                          name(s)  appearing  hereon. Executors,
                                          administrators,  trustees,   guardians
                                          and  attorneys  should  indicate  when
                                          signing.  Attorneys  should  submit
                                          powers of attorney.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PROFILE TECHNOLOGIES, INC. PLEASE SIGN AND RETURN THIS PROXY TO PROFILE TECHNOLOGIES, INC., 1077 NORTHERN BLVD., ROSLYN, N.Y. 11576. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THIS MEETING.